Exhibit 10.1

AMENDMENT #1 TO

RESTRICTED STOCK AWARD AGREEMENT

This AMENDMENT #1 TO RESTRICTED STOCK AWARD AGREEMENT (this “Amendment”) is made and entered into as of July 16, 2013, by and between Craig T. Bouchard (“Grantee”), and Signature Group Holdings, Inc., a Nevada corporation (the “Corporation”).

WHEREAS, in connection with his commencement of employment as an executive of the Corporation, Grantee received a restricted stock award of 250,000 shares of the Corporation’s common stock (the “Common Stock”) under the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan (the “Plan”).

WHEREAS, the restricted stock award is evidenced by a Restricted Stock Award Agreement dated June 5, 2013 (collectively, the “Award Agreement”).

WHEREAS, the Corporation and Grantee desire to amend the Award Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions set forth in this Amendment, the parties hereby agree as follows:

1. Effective as of the date of this Amendment, the second sentence of Section 7 of the Award Agreement is hereby amended in its entirety to read as follows:

“The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Corporation, (b) transfers by will or the laws of descent and distribution or (c) transfers to one or more “family members” (as defined in the General Instructions to Form S-8) approved in advance by the Administrator on such terms and conditions as the Administrator determines to be appropriate.”

2. Except as expressly modified by this Amendment, the Award Agreement shall continue in full force and effect in accordance with its terms. From and after the execution of this Amendment, the Award Agreement and this Amendment shall be read together as a single, integrated agreement.

3. This Amendment shall be construed, performed and enforced in accordance with, and governed by the laws of the State of Nevada without regard to conflict of laws principles thereunder.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment #1 to Restricted Stock Award Agreement as of the date first written above.

SIGNATURE GROUP HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Chris Manderson
Print Name:	Chris Manderson
Its:	Exec. VP & General Counsel

GRANTEE

/s/ Craig T. Bouchard
Craig T. Bouchard

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